                                                                    EXHIBIT 20.3

AT&T Universal Funding Corporation                                                   AT&T Universal Card  Master Trust
Credit Card Asset Backed Securities                                                  Series 1995-3
- -------------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                             Class A             Class B           CIA Investor          Investor
                                                                                                               Interest
Beginning Principal  Receivables Balance
Special Funding Account Balance
Ending Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount             652,500,000.00       45,000,000.00       52,500,000.00      750,000,000.00
Floating Allocation Percentage                        87.0000000%          6.0000000%          7.0000000%         82.9265454%
Principal Allocation Percentage                       87.0000000%          6.0000000%          7.0000000%         82.9265454%
Finance Charge Collections                          9,931,048.07          684,899.87          799,049.84       11,414,997.78
Total Yield
Trust Portfolio Yield
Principal Collections                             113,917,541.17        7,856,382.15        9,165,779.17      130,939,702.50
Discount Percentage
Discount Option Receivable Collections                      0.00                0.00                0.00                0.00
Monthly Payment Rate
Defaults                                            4,247,331.53          292,919.42          341,739.32        4,881,990.27
Monthly Default Rate
Net Monthly Default Rate
Recoveries                                            440,920.11           30,408.28           35,476.33          506,804.73
Adjustments
New Receivables
Ending Principal  Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                           0.00                0.00
Charged-Off Principal                                       0.00                0.00                0.00
Reimbursed Principal                                        0.00                0.00                0.00
Ending Invested/Transferor Amounts                652,500,000.00       45,000,000.00       52,500,000.00      750,000,000.00
- -------------------------------------------------------------------------------------------------------------------------------


AT&T Universal Funding Corporation                                   Monthly Report                31-Jul-96
Credit Card Asset Backed Securities                                  Distribution Date             19-Aug-96
- --------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                               Transferor             Series               Trust
                                                      Interest            Allocations           Totals
Beginning Principal  Receivables Balance                                                    6,632,375,642.41
Special Funding Account Balance                                                                         0.00
Ending Total Principal Balance                                                              6,632,375,642.41

Series Allocation Percentage                                                        13.64%
Beginning Invested /Transferor Amount                 154,414,860.33       904,414,860.33
Floating Allocation Percentage                            17.0734546%         100.0000000%
Principal Allocation Percentage                           17.0734546%         100.0000000%
Finance Charge Collections                              2,350,193.72        13,765,191.49     100,944,737.63
Total Yield                                                                                            18.26%
Trust Portfolio Yield                                                                                  11.26%
Principal Collections                                  26,958,714.50       157,898,416.99   1,157,921,724.62
Discount Percentage                                                                                     0.00%
Discount Option Receivable Collections                          0.00                 0.00               0.00
Monthly Payment Rate                                                                                   17.46%
Defaults                                                1,005,135.79         5,887,126.06      43,172,257.76
Monthly Default Rate                                                                                    7.81%
Net Monthly Default Rate                                                                                7.00%
Recoveries                                                104,344.24           611,148.97       4,481,759.12
Adjustments                                                                                    (9,089,949.95)
New Receivables                                                                             1,149,350,865.01
Ending Principal  Receivables Balance                                                       6,589,722,474.99
Minimum Series Required Balance                                                               802,500,000.00
Special Funding Account Balance                                                                         0.00
Ending Total Principal Balance                                                              6,589,722,474.99

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts                    154,414,860.33       904,414,860.33   6,589,722,474.99
- --------------------------------------------------------------------------------------------------------------

Group I Information                             Series 1995-1       Series 1995-3       Series 1996-1
Invested Amount                                 1,000,000,000.00      750,000,000.00    1,000,000,000.00
Average Rate                                              5.5828%             5.8696%             5.8134%
Investor Finance Charge Collections                15,895,736.68       11,921,802.51       15,895,736.68
Investor Principal Collections                    174,586,270.00      130,939,702.50      174,586,270.00
Investor Default Amount Due                         6,509,320.35        4,881,990.27        6,509,320.35
Investor Monthly Interest Due                       5,117,563.28        4,035,373.79        5,328,935.88
Investor Monthly Fees Due                           1,666,666.67        1,250,000.00        1,666,666.67
Investor Additional Amounts Due                             0.00                0.00                0.00
- ----------------------------------------------------------------------------------------------------------


Group I Information                                                     Group Total
Invested Amount                                               0.00     2,750,000,000.00
Average Rate                                                0.0000%              5.7241%
Investor Finance Charge Collections                           0.00        43,713,275.86
Investor Principal Collections                                0.00       480,112,242.49
Investor Default Amount Due                                   0.00        17,900,630.97
Investor Monthly Interest Due                                 0.00        14,481,872.95
Investor Monthly Fees Due                                     0.00         4,583,333.33
Investor Additional Amounts Due                               0.00                 0.00
- ---------------------------------------------------------------------------------------------------------------------------------

Monthly Funding Requirements                       Class A             Class B           CIA Investor           Total
Investor Coupon                                           5.8658%             5.9758%             5.8266%
Investor Monthly Interest Due                       3,508,469.66          246,500.93          280,403.20        4,035,373.79
Investor Outstanding Interest Due                           0.00                0.00                0.00                0.00
Investor Additional Interest Due                            0.00                0.00           (1,161.44)          (1,161.44)
Investor Total Interest Due                         3,508,469.66          246,500.93          279,241.76        4,034,212.35
Investor  Default Amount Due                        4,247,331.53          292,919.42          341,739.32        4,881,990.27
Investor Monthly Fees Due                           1,087,500.00           75,000.00           87,500.00        1,250,000.00
Investor Additional Fees Due                                0.00                0.00                0.00                0.00
Total                                               8,843,301.19          614,420.34          708,481.08       10,166,202.61
- -------------------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections                                                                12,007,964.56
Interest and Principal Funding Investment Proceeds                                                                 35,518.76
Series Adjusted Portfolio Yield                                                                                        11.46%
Base Rate                                                                                                               8.46%
- -------------------------------------------------------------------------------------------------------------------------------

Application of Collections                         Class A             Class B           CIA Investor           Total
Available Funds                                    10,482,447.93          720,477.87          840,557.52       12,043,483.32
Monthly Interest Paid                               3,508,469.66          246,500.93                0.00        3,754,970.59
Investor Default Amount Paid                        4,247,331.53                0.00                0.00        4,247,331.53
Excess Spread                                       2,726,646.73          473,976.95          840,557.52        4,041,181.20
- ------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                                  0.00                0.00                                    0.00
Investor Default Amount Shortfall                           0.00          292,919.42                              292,919.42
Required Amount                                             0.00          292,919.42                              292,919.42
- ------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                       0.00                0.00          279,241.76          279,241.76
Investor Default Paid                                       0.00          292,919.42          341,739.32          634,658.73
Investor Additional Amounts Paid                            0.00                0.00                0.00                0.00
Servicing Fee Paid                                                                                              1,250,000.00
Excess Finance Charge Collections                                                                               1,877,280.71
- ------------------------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                           0.00                0.00                0.00
Monthly Interest Paid                                       0.00                0.00
Investor Default Paid                                       0.00                0.00                                    0.00
- ------------------------------------------------------------------------------------------------------------------------------
Outstanding Monthly Interest                                0.00                0.00            1,161.44
Principal Charge-Offs                                       0.00                0.00                0.00
Principal Funding
Controlled Accumulation Amount                                                                                          0.00
Principal Funding Account Deposit                                                                                       0.00
Principal Funding Account Balance                                                                                       0.00
- ------------------------------------------------------------------------------------------------------------------------------

Certificates                                       Class A             Class B           CIA Investor           Total
Beginning Certificates Balance                    652,500,000.00       45,000,000.00       52,500,000.00      750,000,000.00
Interest Distribution                                       0.00                0.00          279,241.76          279,241.76
Principal Distribution                                      0.00                0.00                0.00                0.00
Total Distribution                                          0.00                0.00          279,241.76          279,241.76
Ending Certificate Balance                        652,500,000.00       45,000,000.00       52,500,000.00      750,000,000.00
Pool Factor                                           100.000000%         100.000000%         100.000000%
Total Distribution Per 1,000 Certificate                  0.0000              0.0000              5.3189
Interest Distribution Per 1,000 Certificate               0.0000              0.0000              5.3189
Principal Distribution Per 1,000 Certificate              0.0000              0.0000              0.0000

1st   Collection Accounts Deposit                   3,508,469.66          246,500.93                            3,754,970.59
2nd Collection Accounts Deposit                             0.00                0.00                                    0.00
3rd Collection Accounts Deposit                             0.00                0.00                                    0.00
Quarterly Interest Distribution                     3,508,469.66          246,500.93                            3,754,970.59


Delinquencies                                        1-30               31-60               61-90               91-120

Number of Accounts                                       167,161              37,749              21,016              14,491
Balance of Accounts                                  367,521,441          94,575,910          58,202,455          44,625,166

30+Days Delinquency Rate                                                      4.0035%

Change in Account Owner Retained Interest                                    -0.0109%

Prior Month Account Owner Retained Interest Factor                            0.2909%
Current Month Account Owner Retained Interest Factor                          0.2800%

Certificates
Beginning Certificates Balance
Interest Distribution
Principal Distribution
Total Distribution
Ending Certificate Balance
Pool Factor
Total Distribution Per 1,000 Certificate
Interest Distribution Per 1,000 Certificate
Principal Distribution Per 1,000 Certificate

1st   Collection Accounts Deposit
2nd Collection Accounts Deposit
3rd Collection Accounts Deposit
Quarterly Interest Distribution


Delinquencies                                              120+                 Total

Number of Accounts                                               20,559              260,976
Balance of Accounts                                          68,125,939       633,050,911.12

30+Days Delinquency Rate

Change in Account Owner Retained Interest

Prior Month Account Owner Retained Interest Factor
Current Month Account Owner Retained Interest Factor

                               MONTHLY STATEMENT

                        AT&T UNIVERSAL CARD MASTER TRUST
                                 SERIES 1995-3

                    Pursuant to the Pooling and Servicing Agreement dated as of
               August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-3 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-3 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 8/19/96 to the performance of the Trust during the month of 7/1/96-7/31/96 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

                A)  Information regarding distribution in
                    respect of the Class A Certificates
                    per $1,000 original certificate
                    principal amount.

                    (1)          The total amount of the
                    distribution in respect of Class A
                    Certificates, per $1,000 original
                    certificate principal amount                                                $0.00000000

                    (2)          The amount of the distribution
                    set forth in paragraph 1 above in
                    respect of interest on the Class A
                    Certificates, per $1,000 original
                    certificate principal amount                                                $0.00000000

                    (3)          The amount of the distribution
                    set forth in paragraph 1 above in
                    respect of principal of the Class A
                    Certificates, per $1,000 original
                    certificate principal amount                                                      $0.00

                B)  Class A Investor Charge Offs and
                    Reimbursement of Charge Offs
                    (1)          The amount of Class A Investor
                    Charge Offs                                                                       $0.00
                    (2)          The amount of Class A Investors
                    Charge Offs set forth in paragraph 1
                    above, per $1,000 original certificate
                    principal amount                                                                  $0.00
                    (3)          The total amount reimbursed in
                    respect of Class A Investor Charge
                    Offs                                                                              $0.00
                    (4)          The amount set forth in paragraph
                    3 above, per $1,000 original
                    certificate principal amount                                                      $0.00
                    (5)          The amount, if any, by which the
                    outstanding principal balance of the
                    Class A Certificates exceeds the Class
                    A Invested Amount after giving effect
                    to all transactions on such
                    Distribution Date                                                                 $0.00

                C)  Information regarding distributions in
                    respect of the Class B Certificates,
                    per $1,000 original certificate
                    principal amount
                    (1)          The total amount of the
                    distribution in respect of Class B
                    Certificates, per $1,000 original
                    certificate principal amount                                                $0.00000000
                    (2)          The amount of the distribution
                    set forth in paragraph 1 above in
                    respect of interest on the Class B
                    Certificates, per $1,000 original
                    certificate principal amount                                                $0.00000000
                    (3)          The amount of the distribution
                    set forth in paragraph 1 above in
                    respect of principal of the Class B
                    Certificates, per $1,000 original
                    certificate principal amount                                                      $0.00

                D)  Amount of reductions in Class B
                    Invested Amount pursuant to clauses
                    (c), (d), and (e) of the definition of
                    Class B Invested Amount
                    (1)          The amount of reductions in Class
                    B Invested Amount pursuant to clauses
                    (c), (d), and (e) of the definition of
                    Class B Invested Amount                                                           $0.00

                    (2)          The amount of reductions in
                    the Class B Invested Amount set forth
                    in paragraph 1 above, per $1,000
                    original certificate principal amount                                             $0.00
                    (3)          The total amount reimbursed in
                    respect of such reductions in the
                    Class B Invested Amount                                                           $0.00
                    (4)          The amount set forth in paragraph
                    3 above, per $1,000 original
                    certificate principal amount                                                      $0.00
                    (5)          The amount, if any, by which the
                    outstanding principal balance of the
                    Class B Certificates exceeds the Class
                    B Invested Amount after giving effect
                    to all transactions on such
                    Distribution Date                                                                 $0.00

               E)   Information regarding certain
                    distributions to the Collateral
                    Interest Holder
                    (1)          The amount distributed to the
                    Collateral Interest Holder in respect
                    of interest on the Collateral Invested
                    Amount                                                                      $279,241.76
                    (2)          The amount distributed to the
                    Collateral Interest Holder in respect
                    of principal on the Collateral
                    Invested Amount                                                                   $0.00

                F)  Amount of reductions in Collateral
                    Invested Amount pursuant to clauses
                    (c), (d), and (e) of the definition of
                    Collateral Invested Amount
                    (1)          The amount of reductions in the
                    Collateral Invested Amount pursuant to
                    clauses (c), (d), and (e) of the
                    definition of Collateral Invested
                    Amount                                                                            $0.00
                    (2)          The total amount reimbursed in
                    respect of such reductions in the
                    Collateral Invested Amount                                                        $0.00

                                 AT&T UNIVERSAL CARD SERVICES CORP.,
                                    Servicer

                                 By ________/s/ Tom Donahue
                                      Name:   Tom Donahue
                                      Title:  Servicing Officer

               RECEIVABLES  ---

               Beginning of the Month Principal Receivables:                              $6,632,375,642.41
               Beginning of the Month Finance Charge Receivables:                            $88,334,250.14
               Beginning of the Month Discounted Receivables:                                         $0.00
               Beginning of the Month Premium Receivables:                                            $0.00
               Beginning of the Month Total Receivables:                                  $6,720,709,892.55


               Removed Principal Recievables:                                                         $0.00
               Removed Finance Charge Receivables:                                                    $0.00
               Removed Total Receivables:                                                             $0.00


               Additional Principal Receivables:                                                      $0.00
               Additional Finance Charge Receivables:                                                 $0.00
               Additional Total Receivables:                                                          $0.00


               Discounted Receivables Generated this Period:                                          $0.00
               Premium Receivables Generated this Period:                                             $0.00
               End of the Month Principal Receivables:                                    $6,589,722,474.99
               End of the Month Finance Charge Receivables:                                  $76,565,632.62
               End of the Month Discounted Receivables:                                               $0.00
               End of the Month Premium Receivables:                                                  $0.00
               End of the Month Total Receivables:                                        $6,666,288,107.61


               Special Funding Account Balance                                                        $0.00
               Aggregate Invested Amount (all Master Trust Series)                        $5,500,000,000.00

               End of the Month Transferor Amount                                           $154,414,860.33


               DELINQUENCIES AND LOSSES ---
                                                                                        RECEIVABLES
               End of the Month Delinquencies:
                  30-60 Days Delinquent                                                      $94,575,910.24
                  61-90 Days Delinquent                                                      $58,202,455.36
                  90+ Days Delinquent                                                       $112,751,105.02

                  Total 30+ Days Delinquent                                                 $265,529,470.62

               Defaulted Accounts During the Month                                           $43,172,257.76

               INVESTED AMOUNTS ---

               Class A Initial Invested Amount                             $652,500,000
               Class B Initial Invested Amount                              $45,000,000
               Collateral Initial Invested Amount                           $52,500,000
               INITIAL INVESTED AMOUNT                                                         $750,000,000

               Class A Invested Amount                                  $652,500,000.00
               Class B Invested Amount                                   $45,000,000.00
               Collateral Invested Amount                                $52,500,000.00
               INVESTED AMOUNT                                                                 $750,000,000


               Class A Adjusted Invested Amount                         $652,500,000.00
               Class B Adjusted Invested Amount                          $45,000,000.00
               Collateral Invested Amount                                $52,500,000.00
               ADJUSTED INVESTED AMOUNT                                                        $750,000,000


               MONTHLY SERVICING FEE                                                          $1,250,000.00


               INVESTOR DEFAULT AMOUNT                                                        $4,881,990.27


               GROUP 1 INFORMATION


               WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                                        5.72%
               IN GROUP 1

               GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                                   $43,713,275.86
               GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                                    $0.00
               GROUP 1 INVESTOR DEFAULT AMOUNT                                               $17,900,630.97
               GROUP 1 INVESTOR MONTHLY FEES                                                  $4,583,333.33
               GROUP 1 INVESTOR MONTHLY INTEREST                                             $14,481,872.95


               SERIES 1995-3  INFORMATION
               SERIES 1995-3  ALLOCATION PERCENTAGE                                                   13.64%
               SERIES 1995-3  ALLOCABLE FINANCE CHARGE                                       $13,765,191.49
               COLLECTIONS
               SERIES 1995-3  ADDITIONAL AMOUNTS                                                      $0.00
               SERIES 1995-3  ALLOCABLE DEFAULTED AMOUNT                                      $5,887,126.06
               SERIES 1995-3  MONTHLY FEES                                                    $1,250,000.00
               SERIES 1995-3  ALLOCABLE PRINCIPAL COLLECTIONS                               $157,898,416.99
               SERIES 1995-3  REQUIRED TRANSFEROR AMOUNT                                     $52,500,000.00
               FLOATING ALLOCATION PERCENTAGE                                                         82.93%

               INVESTOR FINANCE CHARGE COLLECTIONS                                           $11,414,997.78
               INVESTOR DEFAULT AMOUNT                                                        $4,881,990.27
               REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                               $12,007,964.56
               PRINCIPAL ALLOCATIONS PERCENTAGE                                                       82.93%
               AVAILABLE PRINCIPAL COLLECTIONS                                              $130,939,702.50


               CLASS A  AVAILABLE FUNDS ---

               CLASS A FLOATING PERCENTAGE                                                            87.00%

                   Class A Floating Percentage of Reallocated            $10,482,447.93
                   Investor Finance Charge Collections
                   Other Amounts                                                  $0.00
               TOTAL CLASS A AVAILABLE FUNDS                                                 $10,482,447.93

                  Class A Monthly Interest                                $3,508,469.66
                  Class A Servicing Fee (if applicable)                           $0.00
                  Class A Investor Default Amount                         $4,247,331.53
               TOTAL CLASS A EXCESS SPREAD                                                    $2,726,646.73

               CLASS A REQUIRED AMOUNT                                                                $0.00

               CLASS B AVAILABLE FUNDS ---

               CLASS B FLOATING PERCENTAGE                                                             6.00%

               CLASS B AVAILABLE FUNDS                                                          $720,477.87

                  Class B Monthly Interest                                  $246,500.93
                  Class B Servicing Fee (if applicable)                           $0.00
               TOTAL CLASS B EXCESS SPREAD                                                      $473,976.95

               COLLATERAL AVAILABLE FUNDS --

               COLLATERAL FLOATING PERCENTAGE                                                          7.00%

               COLLATERAL AVAILABLE FUNDS                                                       $840,557.52
                  Collateral Interest Servicing Fee (if  applicable)                                  $0.00
               TOTAL COLLATERAL EXCESS SPREAD                                                   $840,557.52

               EXCESS SPREAD ---

               TOTAL EXCESS SPREAD                                                            $4,041,181.20

               Excess Spread Applied to Class A Required Amount                                       $0.00
               Excess Spread Applied to Class A Investor Charge                                       $0.00
               Offs
               Excess Spread Applied to Class B Required Amount                                 $292,919.42
               Excess Spread Applied to Reductions of Class B                                         $0.00
               Invested Amount pursuant to clauses (c), (d) and (e)

               Excess Spread Applied to Collateral Monthly                                      $279,241.76
               Interest
               Excess Spread Applied to Unpaid Monthly                                        $1,250,000.00
               Servicing Fee
               Excess Spread Applied Collateral Default Amount                                  $341,739.32
               Excess Spread Applied to Reductions of                                                 $0.00
               Collateral Invested Amount Pursuant to Clauses
               (c), (d) and (e)
               Excess Spread Applied to Reserve Account                                               $0.00
               Excess Spread Applied to Other Amounts Owed to                                         $0.00
               Collateral Interest Holder

               TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
               FOR OTHER EXCESS ALLOCATION SERIES                                             $1,877,280.71

               EXCESS FINANCE CHARGES COLLECTIONS

                TOTAL EXCESS FINANCE CHARGE COLLECTIONS                                      $13,197,535.35
                FOR ALL ALLOCATION SERIES

               SERIES 1995-3  EXCESS FINANCE CHARGE COLLECTIONS ---

               EXCESS FINANCE CHARGE COLLECTIONS                                                      $0.00
               ALLOCATED TO SERIES 1995-3

               Excess Finance Charge Collections Applied to                                           $0.00
               Class A Required Amount
               Excess Finance Charge Collections Applied to                                           $0.00
               Class A Investor Charge Offs
               Excess Finance Charge Collections Applied to                                           $0.00
               Class B Required Amount
               Excess Finance Charge Collections Applied to                                           $0.00
               Reductions of Class B Invested Amount Pursuant
               to Clauses (c), (d) and (e)
               Excess Finance Charge Collections Applied to                                           $0.00
               Collateral Monthly Interest
               Excess Finance Charge Collections Applied to                                           $0.00
               Unpaid Monthly Servicing Fee
               Excess Finance Charge Collections Applied to                                           $0.00
               Collateral Default Amount

               Excess Finance Charge Collections Applied to                                           $0.00
               Reductions of Collateral Invested Amount
               Pursuant to Clauses (c), (d) and (e)
               Excess Finance Charge Collections Applied to                                           $0.00
               Reserve Account
               Excess Finance Charge Collections Applied to                                           $0.00
               Other Amounts Owed to Collateral Interest Holder

               YIELD AND BASE RATE---

               Base Rate (Current Month)                                           8.46%
               Base Rate (Prior Month)                                             7.71%
               Base Rate (Two Months Ago)                                          7.89%
               THREE MONTH AVERAGE BASE RATE                                                           8.02%

               Series Adjust Portfolio Yield (Current Month)                      11.46%
               Series Adjusted Portfolio Yield (Prior Month)                       9.11%
               Series Adjusted Portfolio Yield (Two Months Ago)                   10.79%
               THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                          10.45%
               YIELD

               PRINCIPAL COLLECTIONS---

               CLASS A PRINCIPAL PERCENTAGE                                                           87.00%

                  Class A Principal Collections                         $113,917,541.17

               CLASS B PRINCIPAL PERCENTAGE                                                            6.00%

                  Class B Principal Collections                           $7,856,382.15

               COLLATERAL PRINCIPAL PERCENTAGE                                                         7.00%
                  Collateral Principal Collections                        $9,165,779.17

               AVAILABLE PRINCIPAL COLLECTIONS                          $130,939,702.50

               REALLOCATED PRINCIPAL COLLECTIONS                                                      $0.00

               SERIES 1995-3  PRINCIPAL SHORTFALL                                                     $0.00

               SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                      $0.00
               PRINCIPAL SHARING SERIES

               ACCUMULATION ---

               Controlled Accumulation Amount                                     $0.00
               Deficit Controlled Accumulation Amount                             $0.00
               CONTROLLED DEPOSIT AMOUNT                                                              $0.00

               PRINCIPAL FUNDING ACCOUNT BALANCE                                                      $0.00

               SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                              $135,821,692.76
               PRINCIPAL SHARING SERIES

               INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

               CLASS A INVESTOR CHARGE OFFS                                                           $0.00
               REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                     $0.00
               BY PRINCIPAL PAYMENTS)
               REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                                        $0.00
               THAN BY PRINCIPAL PAYMENTS)

               PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                $0.00
               PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                            $0.00
               REIMBURSED

               PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                                         $0.00
               REIMBURSED


                                 AT&T UNIVERSAL CARD SERVICES CORP.,
                                 as Servicer


                                 By:  ______/s/ Tom Donahue
                                        Name:   Tom Donahue
                                        Title:  Servicing Officer